AMENDMENT TO

AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “Amendment”), is entered into as of June 17, 2015, by and between TETRIDYN SOLUTIONS, INC., a Nevada corporation (“TetriDyn”), and OCEAN THERMAL ENERGY CORPORATION, a Delaware corporation (“OTE”). TetriDyn and OTE are sometimes hereinafter together referred to as the “Parties,” on the following:

PREMISES

The Parties previously entered into that certain Agreement and Plan of Merger (the “Agreement”) dated as of March 12, 2015, which provides for the acquisition by TetriDyn of OTE on the terms and condition set forth in the Agreement. Section 7.01 of the Agreement provides for certain rights of termination of the Agreement if the Merger (as defined therein) was not completed on or before May 15, 2015. The Merger was not completed by such date, and the Parties now desire to amend the Agreement to extend the date set forth in Section 7.01 thereof.

AGREEMENT

NOW THEREFORE, UPON THE FOREGOING PREMISES, which are incorporated herein by reference, the Parties hereby agree as follows:

1.           Section 7.01 of the Agreement is hereby amended by striking the date of May 15, 2015, each and every time that it appears therein and inserting in the resulting space the date of [August 14, 2015].

2.           Each of the Parties hereby waives any right of termination of the Agreement existing as of the date of this Amendment and ratifies and confirms each and every term, covenant, and condition of the Agreement.

3.           Except as set forth above, all the terms and provisions of the Agreement shall continue in full force and effect.

4.           This Amendment may be executed in multiple counterparts, and by the Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers, thereunto duly authorized.

TETRIDYN SOLUTIONS, INC. By: /s/ Antoinette Knapp Hempstead Antoinette Knapp Hempstead President OCEAN THERMAL ENERGY CORPORATION By: Jeremy P. Feakins Jeremy P. Feakins President